                                                                    EXHIBIT 4.1


                     [FRONT SIDE OF STOCK CERTIFICATE]

CLASS A COMMON STOCK                            CLASS A COMMON STOCK

              NUMBER                            SHARES

INCORPORATED UNDER THE LAWS    THIS CERTIFICATE IS TRANSFERRABLE IN
OF THE STATE OF DELAWARE                   NEW YORK, NY


                   MIPS TECHNOLOGIES, INC.

THIS IS TO CERTIFY THAT                       CUSIP

                                              SEE REVERSE FOR
                                              CERTAIN DEFINITIONS

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF THE PAR VALUE OF $0.001 EACH OF

MIPS Technologies, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of the Corporation and the signatures of its duly authorized Officers.

Dated                                COUNTERSIGNED AND REGISTERED:

                                               TRANSFER AGENT
                                               AND REGISTRAR

                                        By

CHAIRMAN AND CHIEF EXECUTIVE OFFICER    Authorized Signature
           SECRETARY

                    [CORPORATE SEAL]
                                    -----------------------------
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                [REVERSE SIDE OF STOCK CERTIFICATE]

                      MIPS Technologies, Inc.

The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

The following abbreviations when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common      UNIF GIFT MIN ACT -       Custodian
                                                        -----------------------
                                                        (Cust)          (Minor)
                                                        under Uniform gifts to
                                                        Minors Act
                                                                  -------------
                                                                      (State)
TEN ENT  - as tenants in the entireties



UT TEN- as joint tenants with the right
of survivorship and not as
tenants in common

      Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
____________________________________
____________________________________
____________________________________

_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


___________________
Dated

        Notice:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
        WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
        IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR
                         ANY CHANGE WHATEVER.